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                                                                    EXHIBIT 23.4


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Experts" and "Selected Financial Data" and to the use of our reports dated April 30, 1998, included in Amendment No. 1 to the Proxy Statement of Quintus Corporation and Mustang.com that is made a part of the Registration Statement on Form
S-4 and related Prospectus of Quintus Corporation.

                                       /s/ Ernst & Young LLP


Palo Alto, California
April 10, 2000